UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 11, 2005

Greens Worldwide Incorporated

(Exact name of registrant as specified in its charter)

Arizona	000-25025	86-0718104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

346 Woodland Church Road, Hertford, North Carolina 27944

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code 252-264-2064

Item 1.01  The Company filed a Form 8-K with date of report July 11, 2005 indicating, in part, at Item 1.01 that

“On June 10, 2005, the Company entered  into an Agreement for the Exchange of Common Stock (the “Agreement”) with US Pro Golf Tour, Inc. (“USPGT”) and its shareholders.  Per the terms of the Agreement, the Company will issue ten million shares of common stock to the shareholders of USPGT, eight million shares of which will be delivered immediately and the remaining two million shares will be delivered upon the achievement of certain revenue and income projections as more fully described in the Agreement attached as Exhibit 10.1.  On July 11, 2005, in connection with the closing of this transaction, VCA Nevada released the Company from an obligation of $2.6 million owing to VCA Nevada for consideration paid by the Company of $100,000 cash, one million restricted shares of common stock of the Company, and a $250,000 note from the shareholders of USPGT.”  In connection therewith, it is now filing the audited financial statements of USPGT as of June 30, 2005 together with pro forma financial information.

Item 9.01

Financial Statements and Exhibits

The audited financial statements of USPGT as of June 30, 2005 together with Condensed Consolidated Financial Information.

EXHIBITS

Exhibit Number	Description
9.01(a)	Audited Financial Statements of USPGT as of June 30, 2005
9.01(b)	Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2005

Greens Worldwide Incorporated

/s/ R. Thomas Kidd

By: ________________________________

R. Thomas Kidd, President & CEO

Exhibit 9.01(a)

US PRO GOLF TOUR, INC.

FINANCIAL STATEMENTS

June 30, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors

of US Pro Golf Tour, Inc.:

We have audited the accompanying balance sheet of US Pro Golf Tour, Inc. (a development stage enterprise) as of June 30, 2005 and the related statements of operations, stockholders’ deficit and cash flows for the period from January 28, 2005 (date of inception) through June 30, 2005.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Standards Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of US Pro Golf Tour, Inc. as of June 30, 2005 and the results of operations and cash flows for the period from January 28, 2005 (date of inception) through June 30, 2005, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company incurred net losses for the period from January 28, 2005 (inception) through June 30, 3005 and has negative working capital of $40,705 as of June 30, 2005.  In addition, the Company has not yet obtained the capital required to achieve management’s plans and support its operations and there is no assurance that the Company will be able to raise such financing.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans with regard to these matters are discussed in Note 1.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

/s/EPSTEIN, WEBER & CONOVER, P.L.C.

   Scottsdale, Arizona

   October 27, 2005

_____________________________________________________________________________

US PRO GOLF TOUR, INC.

______________________________________________________________________________

BALANCE SHEET

(A Development Stage Company)

June 30, 2005

ASSETS

Current assets:
Cash and cash equivalents	$
Other current assets
Total current assets

Property and equipment, net
Other non-current assets
$

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable and accrued liabilities	$
Deferred revenue
Total current liabilities

Stockholders’ deficit:
Common stock; no par value, authorized 1,000 shares, 1,000 shares issued and outstanding
Deficit accumulated during development stage
Total stockholders’ deficit
$

The accompanying notes are an integral part of this balance sheet.

______________________________________________________________________________

US PRO GOLF TOUR, INC.

______________________________________________________________________________

STATEMENT OF OPERATIONS

(A Development Stage Company)

For the period from January 28, 2005 (date of inception) to June 30,
2004

REVENUES	$

OPERATING EXPENSES:
General and administrative
Depreciation
Total operating expenses

LOSS FROM OPERATIONS

NET LOSS	$

NET LOSS PER COMMON SHARE:
Basic and diluted	$ (82.88)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and diluted	586

The accompanying notes are an integral part of these financial statements.

___________________________________________________________________________________

US PRO GOLF TOUR, INC.

___________________________________________________________________________________

STATEMENT OF STOCKHOLDERS’ DEFICIT

(A Development Stage Company)

For the period from January 28, 2005 (date of inception) to June 30, 2005

			Deficit accumulated during	Total
	Common stock		development	stockholders'
	Shares	Amount	stage	deficit

January 28, 2005 (date of inception)	-	$ -	$ -	$ -

Founders shares	1,000	-	-	-
Capital contribution	25		-
Acquisition of related entity assets and assumed liabilities	150	-
Net loss	-	-
Balance, June 30, 2005	1,000	$	$ (87,796)	$ (20,696)

The accompanying notes are an integral part to these financial statements.

______________________________________________________________________________

US PRO GOLF TOUR, INC.

______________________________________________________________________________

STATEMENT OF CASH FLOW

(A Development Stage Company)

For the period from January 28, 2005 (date of inception) to June 30,
2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (48,570)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	1,115
Changes in assets and liabilities:
Increase in accounts payable and accrued liabilities	9,424
Increase in deferred revenue	6,840
Net cash used in operating activities	(31,191)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of assets from related entity	(18,250)
Net cash used by investing activities	(18,250)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contribution	49,450
Net cash provided by financing activities	49,450

NET INCREASE (DECREASE) IN CASH:	9
CASH, beginning of period	-
CASH, end of period	$ 9

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Assumption of liabilities purchase of assets from related entity	$ 38,783

The accompanying notes are an integral part to these financial statements.

______________________________________________________________________________

US PRO GOLF TOUR, INC.

______________________________________________________________________________

NOTES TO FINANCIAL STATEMENTS

(A Development Stage Company)

September 30, 2004

NOTE 1 – ORGANIZATION AND OPERATIONS

Background and History

On January 28, 2005, American Sports & Golf Acquisitions Tour, Inc. was incorporated in the state of Delaware.  On February 28, 2005, American Sports & Golf Acquisitions Tour, Inc. acquired certain assets and assumed certain liabilities of ASGA Tour, Inc., an S-Corporation with common control to that of the Company.  The acquisition of these assets and liabilities was recorded at historical cost on the books of American Sports & Golf Acquisitions Tour, Inc.  On April 1, 2005, the name of the corporation was changed by the Secretary of State of Delaware to US Pro Golf Tour, Inc. (the “Company”).  The Company acquired fixed assets and contracts of $29,596 for $18,250 cash, assumption of $38,783 of liabilities and 150 shares of common stock.  Since the transaction was between related affiliates, the negative book value of the assets of $27,437 was recorded as a charge to accumulated deficit.  The US Pro Golf League division of the Company focuses on amateur golf events, in which the first place prize money could amount to $750, and the US Pro Golf Tour division of the Company focuses on professional golf events, in which the purse would be significantly larger.

On July 11, 2005, the Company executed an Agreement for the Exchange of Common Stock with Greens Worldwide Incorporated (“Greens WW”), an Arizona Corporation.  The Company and its shareholders received 10,000,000 shares of Greens WW common stock in exchange for 100% of the issued and outstanding shares of the Company, such that the Company became a wholly owned subsidiary of Greens WW.  Of the 10,000,000 shares issued in the transaction, 2,000,000 shares were retained in escrow to be delivered to the Shareholders only upon the achievement of certain minimum revenue and net income measures prior to December 31, 2006.  See Note 8.

On August 24, 2005, the Company sold the assets related to its US Pro Golf League division to the former COO of the division in exchange for a 6% convertible promissory note for $100,000 due August 31, 2009 and 8% of future gross revenue of the US Pro Golf League over a ten year period ending December 31, 2015.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 1 – ORGANIZATION AND OPERATIONS (continued)

Going concern and management’s plans

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company has incurred operating losses and negative operating cash flow since inception and future losses are anticipated.  The Company’s plan of operations, even if successful, may not result in cash flow sufficient to finance and expand its business.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Realization of assets is dependent upon continued operations of the Company, which in turn is dependent upon management’s plans to meet its financing requirements and the success of its future operations.  The financial statements do not include any adjustments that might result from this uncertainty.

Management believes the funding commitment from various entities as noted in Note 8 will allow the Company to continue as a going concern.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Current operations

The Company endeavors to promote the golf industry through the production and management of golf tournaments around the country.    The Company currently operates a Professional Golf Tour.  Details on the Tour can be found on the Company's website at www.usprogolftour.com.  Revenue is generated through the sale of player memberships, entry fees to tournaments, local and national sponsorships, pro am team entries, and the sale of television commercial units during its televised program on the Golf Channel titled 54 Holes To Sunday.

Basis of presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles.  The Company is considered in the development stage as of June 30, 2005 and will continue in the development stage until it begins generating revenues from the sales of its products or services.

Management estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash and cash equivalents

Cash and cash equivalents include cash on hand and all highly liquid investments with maturity of three months or less when purchased.

Organization costs

Organization costs are amortized on the straight-line basis over five years.

Property and equipment, net

Property and equipment is stated at cost less accumulated depreciation.  The assets acquired from ASGA Tour, Inc. were recorded at the historical net book value at date of acquisition from an affiliated entity.  Depreciation is recorded on a straight-line basis over the estimated useful lives of the assets ranging from 3 to 7 years.  Depreciation expense was $1,115 for the period from January 28, 2005 (date of inception) to June 30, 2005.

Revenue recognition

Revenue is to be generated from the sale of sponsorships, tournament fees and tour cards.  Sponsorship fees are recognized over the period of the sponsorship.  Tour card fees are non-refundable and are amortized over a calendar year.  Tournament fees are recorded as deferred revenue until the event occurs.

The Company reviews long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future, undiscounted, net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, the impairment to be recognized is measured by the excess of the carrying amount over the fair value of the assets.  Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Fair value of financial instruments

Financial instruments consist primarily of cash and obligations under accounts payable, accrued expenses and various notes payable.  The carrying amount of cash and obligations under accounts payable and accrued expenses approximates fair value because of the short maturity of those instruments.  The carrying amount of various notes payable approximates fair value because they contain market value interest rates and have specified repayment terms.  The Company has applied certain assumptions in estimating these fair values.  The use of different assumptions or methodologies may have a material effect on the estimates of fair value.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Loss per share

The Company has adopted Statement of Financial Accounting Standard (“SFAS”) No. 128, Earnings per Share, which supersedes Accounting Principals Bulletin (“APB”) No. 15.  Basic EPS differs from primary EPS calculation in that basic EPS does not include any potentially dilutive securities.  Diluted EPS must be disclosed regardless of dilutive impact to basic EPS.

Income taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes.  SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes.  Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.  SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance, if, based on the weight of available evidence, it is more likely than not that such portion of the deferred tax asset will not be realized.

Recently Issued Accounting Standards

In January 2003, the FASB issued Financial Interpretation (“FIN”) No. 46, Consolidation of Variable Interest Entities, and amended the Interpretation in December 2003.  FIN No. 46 states that companies that have exposure to the economic risks and potential rewards from another entity’s assets and activities have a controlling financial interest in a variable interest entity and should consolidate the entity, despite the absence of clear control through a voting equity interest. Disclosure of significant variable interest entities is required in all financial statements issued after January 31, 2003, regardless of when the variable interest was created.  The adoption of FIN No. 46 did not have a material effect on the Company’s financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, Certain Financial Instruments with Characteristics of Both Liabilities and Equity.  SFAS No. 150 established standards for how a company clarifies and measures certain financial instruments with characteristics of both liabilities and equity.  It requires a company to classify such instruments as liabilities, whereas they previously may have been classified as equity.  SFAS No. 150 is effective for all financial instruments entered into or modified after May 31, 2003.  The adoption of SFAS No. 150 did not have a material effect on the Company’s financial position or results of operations.

NOTES TO FINANCIAL STATEMENTS (continued)

Recently Issued Accounting Standards (continued)

In December 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation.  SFAS No. 123R supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees and amends SFAS No. 95, Statement of Cash Flows.  Generally, the approach in SFAS No. 123R is similar to the approach described in SFAS No. 123.  However, SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values.  Pro forma disclosure is no longer an alternative.  In addition, SFAS No. 123(R) will require additional accounting related to the income tax effects and additional disclosure regarding the cash flow effects resulting from share-based payment arrangements.  For public entities that file as a small business issuer, SFAS No. 123R is effective for the first interim or annual reporting period of the Company’s first fiscal year beginning on or after December 15, 2005.  The adoption of SFAS No. 123R is not expected to have a material effect on the Company’s financial position or results of operations.

In December 2004, the FASB issued SFAS No. 153 “Exchange of Non-Monetary Assets – an Amendment of APB Opinion No. 29” to amend APB No. 29 by eliminating the exception for non-monetary exchanges of similar productive assets and replaces it with general exception for exchanges of non-monetary assets that do not have commercial substance.  A non-monetary exchange is defined to have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  The provisions of SFAS No. 153 are effective for non-monetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.  The adoption of SFAS No. 153 is not expected to have a material effect on the Company’s financial position or results of operations.

In March 2005, the SEC staff issued Staff Accounting Bulletin (“SAB”) No. 107 to give guidance on the implementation of SFAS No. 123R.  The Company will consider SAB No. 107 during implementation of SFAS No. 123R.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at June 30, 2005:

Office equipment	$ 2,251
Furniture and fixtures	2,688
Event equipment	9,002
Software	783
14,724
Less: accumulated depreciation	(1,115)
$ 13,609

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4 – STOCKHOLDERS’ DEFICIT

Authorized capital

The Company’s authorized capital consists of 1,000 shares of common stock, no par value per share.  The holders of common stock are entitled to one vote for each share held of record on each matter submitted to a vote of shareholders.

Common stock transactions

During the period from January 28, 2005 (inception) through June 30, 2005, the Company issued 825 shares of common stock to founders for performance certain organizational functions.  No value has been attributed to those shares.  The Company also issued 150 shares to ASGA Tour, Inc. in relation to the acquisition of certain assets and the assumption of certain liabilities of the corporation.  Additionally, the Company issued 25 shares to a related party in exchange for $49,250 of cash.

On July 11, 2005, the Company and its stockholders exchanged 100% of the 1,000 shares outstanding for 10,000,000 shares of Greens Worldwide Incorporated (“Greens WW”), of which 2,000,000 are being held in escrow pending the certain performance requirements.  See related discussion in Note 8:  Subsequent Events.  Greens WW’s authorized capital consists of 50,000,000 shares of common stock, no par value, and 5,000,000 preferred stock, $10.00 par value per share.

NOTE 5 – INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Total and net deferred income tax assets as of June 30, 2005 consist of the following:

Net operating loss carryforward	$ 12,683
Deferred revenue	1,521
Total deferred income tax asset	14,204

Deferred income tax liability
Prepaid marketing expenses	(3,187)
Fixed asset depreciation	(260)
Total deferred income tax liability	(3,447)
Valuation allowance	(10,757)
Net deferred income tax asset	$ -

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5 – INCOME TAXES (continued)

Income taxes for the period from January 28, 2005 (inception) through June 30, 2005 are:

Current income tax provision	$ 12,683
Deferred income tax benefit	(12,683)
Net income tax provision	$ -

Reconciliation of effective tax rate to statutory tax rates:
Federal	$ (7,885)	(16%)
State	(2,914)	(6%)
Increase in valuation allowance	10,757	22%
Other	42	0%
Total	$ -	0%

NOTE 6– RELATED PARTY TRANSACTIONS

The Company has entered into various transactions with related parties referenced throughout the footnotes to these financial statements.  R. Thomas Kidd, Vera L Harrell and Robert A. Marshburn, officers and directors of the Company, are also officers and directors of ASGA Tour, Inc., the entity from which certain assets were acquired by assuming certain liabilities and 150 shares of the Company’s common stock.  Additionally, these officers and directors received founders shares of common stock in the Company.

ASGA Tour, Inc.

ASGA Tour, Inc. was engaged in the business of the promotion of professional golf tournaments and a professional membership organization.  The assets which were sold to the Company related primarily to the golf tour and the member business in which ASGA Tour, Inc. conducted business is no longer in operations.  See also Note 8:  Subsequent Events.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

In the normal course of its business, the Company may be subject to certain contractual obligations and litigation.  In management’s opinion there is no current contractual obligations and litigation that will materially affect the Company’s financial position or results of operations.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 7 – COMMITMENTS AND CONTINGENCIES (continued)

Agreement with The Golf Channel

Prior to its acquisition by the Company, ASGA Tour, Inc. entered into an agreement with The Golf Channel and paid a deposit of $13,333, for television coverage for a specified number of spots, premiere airings, etc. to be used during 2004 and 2005.  ASGA Tour, Inc. only used two of the spots during the specified period.  The total purchase commitment was $300,000, of which a remaining $273,333 is left to be paid.

Employment Agreements

On April 15, 2005, the Company entered into a consulting agreement with Mr. Kidd, CEO of the Company.  This agreement provides for a monthly base fee in an amount not less than the initial specified amount and is for a period of continuous employment until mutual written agreement between the Company and Mr. Kidd or upon the merger with or acquisition of the Company as a publicly traded entity, at which time the executive employment agreement between Mr. Kidd and the Company will become effective as of the date of closing of the merger or acquisition of the Company by a public entity at the option of Mr. Kidd.

The three employees of the Company along with Mr. Kidd, consultant to the Company, agreed to waive their rights to unpaid wages incurred during the period from January 28, 2005 (inception) to June 30, 2005.  Accordingly, no accrued liability was recorded for these wages.

On September 9, 2005, Greens WW entered into executive employment agreements with Mr. Kidd, Ms. Harrell, and Mr. Marshburn.  All persons are officers of the Company and Greens WW.  Each of these agreements provides for an annual base salary in an amount not less than the initial specified amount and entitles the employee to participate in all of the Company's compensation plans. Each agreement establishes a base annual salary and provides the eligibility for an annual award of bonuses based on any Company bonus plan or plans that may be adopted in addition to any discretionary bonus to be determined by the Board of Directors of the company, and is subject to the right of the Company to terminate their respective employment at any time without cause. Each of the employment agreements provides for continuous employment for a one-year term that renews automatically unless otherwise terminated.  Under each of the employment agreements, if the Company terminates the employee's employment without cause (as therein defined), the executives will be entitled to a payment equal to 12 months' salary.  Each of the foregoing agreements also contains a covenant limiting solicitation of any employee of the Company or its affiliates for 12 months following termination of employment.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 8 – SUBSEQUENT EVENTS

Exchange of common stock with Greens Worldwide Incorporated

On July 11, 2005, the Company executed an Agreement for the Exchange of Common Stock with Greens Worldwide Incorporated (“Greens WW”) that contemplated the acquisition of Greens by the Company in a “reverse merger” transaction (“Transaction”).  Through this Transaction, the Company and its stockholders exchanged 100% of the issued and outstanding shares of the Company for 10,000,000 shares of Greens common stock, of which 2,000,000 is being held in escrow to be issued only upon the achievement of certain minimum revenue and net income prior to December 31, 2006.  At the date of the transaction, Greens WW had notes payable to its related parties of $2.6 million.  These notes were converted into 1,000,000 shares of Greens WW common stock in addition to $100,000 cash paid by Greens WW and a $250,000 secured promissory note due June 20, 2006, at 18% interest per year executed by the Company.  In order to pay $100,000 in cash to the Greens WW related party, on July 8, 2005, Greens WW borrowed money from Southridge Partners LP by obtaining an 8% secured promissory note for $165,000 due November 8, 2005 and issuing a stock warrant for 200,000 shares of Greens WW common stock.

Agreement with Brittany Capital Partners to purchase shares of common stock of Greens Worldwide Incorporated

On October 25, 2005, Greens WW entered into a Private Equity Credit Agreement with Brittany Capital Management Limited, a Bahamas corporation, whereby Brittany Capital Management Limited has agreed to purchase between up to $30,000,000 of the Greens WW common stock through puts.   The effective date of the transaction is the date in which the SEC first declares effective a Registration Statement registering resale of the Registrable Securities.

Resignation of US Pro Golf League COO; Separation of US Pro Golf League into its own separate and distinct, non-related entity;  and Creation of joint sponsorship agreements with US Pro Golf League

On August 17, 2005, Kenneth A Steiner resigned as COO of the Company’s US Pro Golf League division.  On August 22, 2005, Greens WW agreed to sell the assets related to US Pro Golf League, which included all intellectual property, trade name, trade secrets, trademarks, personnel contacts, web site, strategic partnerships, sponsors, publications, operating model, manuals, confidential information relating to the business and access development benefit contract, to Kenneth Steiner.  The sales price was $100,000 plus 8% of the gross revenues to be earned by US Pro Golf League for a period of 10 years from the date of closing, ending on December 31, 2015.  Greens WW issued a 6% convertible promissory note for $100,000 due August 31, 2006 to US Pro Golf League.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 8 – SUBSEQUENT EVENTS (continued)

At the same time the US Pro Golf League division asset sale took place, the Company entered into two agreements with US Pro Golf League.  The first agreement is an Official Title Sponsorship agreement from August 22, 2005 through December 31, 2006, such that the Company will pay US Pro Golf League $27,750 through monthly payments from September 30, 2005 through January 30, 2005.  The title designation shall be “Official PRO Golf Tour of the US Pro Golf League.”   The second agreement is an Official Title Sponsorship agreement from August 22, 2005 through December 31, 2005, such that the Company will receive a 6% convertible promissory note in the amount of $400,000 due August 31, 2007.  The title designation shall be “Official Golf League of the US Pro Golf Tour.”  The note is convertible at any time after a merger of US Pro Golf League into a public entity or the closing of an acquisition by a public entity at a conversion rate equivalent to 15% of the lowest bid price within the 5 days preceding the conversion notice.

Agreement with Worldwide Marketing & Media Group

Greens WW entered into a Letter of Agreement on August 11, 2005 with Worldwide Marketing & Media Group, LLC (“WMMG”), for a marketing and sponsorship program for the period September 1, 2005 through August 31, 2008.  Fees for the arrangement are $10,000 monthly during the term, which will be used as a draw against a 20% commission structure for sponsorships and sale of television media inventory.  Upon signing the agreement, Greens WW agreed to pay WMMG 100,000 shares of Greens WW common stock for creation of an overall strategic marketing plan for the Company.  Additionally, WMMG was granted warrants to purchase Greens WW common stock under the following schedule and strike prices:  100,000 shares at $0.35 per share, expiration date August 30, 2005; 100,000 shares at $0.50 per share, expiration date October 31, 2005; 100,000 shares at $0.75 per share expiration date December 31, 2005; and 100,000 shares at $1.00 per share expiration date June 30, 2006.  All unexercised warrants will be voided if the agreement is terminated prior to June 30, 2006.

On September 15, 2005, Greens WW and WMMG added an addendum to the agreement whereby the milestones for sponsorships were established and the payment date for the monthly fee was changed to the 15th of the month, beginning on September 15, 2005.  No other changes were made to the original agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 8 – SUBSEQUENT EVENTS (continued)

Agreement with NIR Group

On September 16, 2005, Greens WW entered into a Securities Purchase Agreement with the NIR Group.  Greens WW issued a 15% callable secured convertible promissory note for $2.48 million due three years from the date of issuance and warrants to purchase an aggregate of 6,000,000 shares of Greens WW common stock at an exercise price of $0.75 per share for an aggregate purchase price of $2.0 million.  The conversion price of the callable secured convertible promissory note shall be the lesser of (i) the Variable Conversion Price, which is to be 50% multiplied by the average of the lowest three trading prices for the common stock during the 20 day trading period ending one trading day prior to the date of the conversion notice or (ii) the Fixed Conversion Price, which is $0.10.  On September 16, 2005, $1.0 million of the funds were distributed to Greens WW.  The remaining $1.0 million will be distributed to the company in two additional tranches:  $500,000 upon filing by the Company of the Registration Statement to be filed pursuant to the Registration Rights Agreement and $500,000 upon approval of the Registration Statement.  Mr. Kidd, CEO of Greens WW, personally pledged 3,415,520 shares of Greens WW common stock as a guarantee for the notes.  Additionally, Greens WW has pledged software intellectual property and its assets as a security agreement for the notes.

Agreement with SwingStation

Greens WW entered into an agreement with Digital Imaging Resources, Inc. (“DGIR”) on September 30, 2005, whereby DGIR/SwingStation shall be designated as Pro Am Presenting Title Sponsor for the US Pro Golf Tour, Tour Championship Bear’s Best Celebrity Pro Am, November 10, 2005, at Bear’s Best in Atlanta, Georgia.  The term of the agreement is from September 30, 2005 through November 15, 2005.  In connection with the conduct of the event, Greens WW has agreed to purchase a minimum of 2 SwingStation units for $30,000.  In consideration for this sponsorship opportunity, the Company will receive 500,000 shares of DGIR restricted common stock in addition to joint website links for a 12 month period and certain marketing and advertising promotions.

Agreement with UK Advertising d.b.a Infinity Pro Sports

On September 8, 2005, Greens WW entered into an internet World Wide Web site design, hosting and maintenance agreement with UK Advertising d.b.a. Infinity Pro Sports.  The agreement calls for delivery of shares of Greens WW common stock valued at $6,000 for a period of 12 months for the website design, subject to the terms of the Lock-up/Leakout agreement between Greens WW and the CEO of Infinity Pro Sports, and monthly payments of $300 for a two year period for hosting, licensing and maintenance.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 8 – SUBSEQUENT EVENTS (continued)

Agreement with Andara Corporation

On September 7, 2005, Greens WW, entered into an agreement with Andara Corporation for introduction to one or more third parties who have expressed an interest in negotiating and consummating an investment transaction in the form of an equity and/or debt investment, including an unsecured loan or similar transaction with Greens WW.  For such services, Greens WW has agreed to pay cash equal to 10% of the total gross proceeds of the transaction and an equal number of investment warrants to purchase the Company’s common stock as the investor.  The Company shall pay 50% of the fees and warrants to Andara and 50% of the fees and warrants to Dutchess Advisors, LLC.  The warrants will be for a 5 year term from date of issuance with an exercise price equal to the same conversion price as the investor.  Cashless exercise of the warrants will be permitted until registration and cash exercising of the warrants after the registration after the registration is declared effective.

Equity Line of Credit Term Sheet with Dutchess Capital Management, LLC

On September 26, 2005, Greens WW signed a term sheet with Dutchess Capital Management, LLC who has agreed that an Investor shall commit to purchase up to $30,000,000 of the Green’s WW stock under and equity line of credit arrangement, over the course of 36 months after a registration statement of the stock has been declared effective by the U.S. Securities and Exchange Commission (“SEC”).  The amount that Greens WW shall be entitled to request from each of the purchase “Puts”, shall be equal to the greater of (1) $100,000 or (2) 200% of the averaged daily volume (“ADV”) multiplied by the average of the 3 daily closing prices immediately preceding the Put Date.  The ADV shall be computed using the 3 trading days prior to the put date.  The pricing period shall be 5 consecutive trading days immediately after the Put Date.  The market price shall be the lowest closing bid price of the stock during the pricing period.  The purchase price shall be set at 95% of the market price.  The put date is the date that the investor received the put notice of draw down by Greens WW on a portion of the equity credit line.  Greens WW agreed to pay a non-refundable document preparation fee of $10,000 in cash for the transaction.

Retainer for Legal Services with Gary B. Wolf, PC

On September 1, 2005, Greens WW engaged Gary B. Wolf, PC, to perform legal services to be rendered for purposes of compliance with both the Securities Exchange act of 1934 and the Securities Act of 1933 for Greens WW.  The retainer of $50,000 is payable in installments in either cash or stock.

BreakThru Media, Inc.

On October 31, 2005 Greens Worldwide Incorporated (“GRWW”) entered into an Asset Purchase Agreement with BreakThru Media, Inc. (“BTM”), a firm then engaged in the business of marketing, designing, and producing interactive CD Rom products.  The assets will be purchased for 100,000 shares of the Company’s common stock and payment of a royalty of 8% of gross revenue from the sale of CD Rom products for a period of five years.

Exhibit 9.01(b)
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
6/30/2005
(UNAUDITED)

	Historical

	Greens	U.S. Pro Golf	Pro Forma		Pro Forma
	Worldwide, Inc.	Golf Tour, Inc.	Adjustments		Combined

ASSETS

CURRENT ASSETS
Cash and equivalents	$ -	$ 9	$ -		$ 9
Prepaid expenses and other current assets	-	14,333			14,333
Total current assets	-	14,342	-		14,342

NON CURRENT ASSETS
Other assets		539	-		539
Property and Equipment	-	13,609	-		13,609
Total Non Current Assets	-	14,148	-		14,148

Total Assets	$ -	$ 28,490	$ -		$ 28,490

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 147,213	$ 48,207	$ -		$ 195,420
Deferred revenue	-	6,840			6,840
Note payable			100,000	(2)	100,000
Notes payable	2,617,013	-	(2,367,013)	(2)	250,000
Total current liabilities	2,764,226	55,047	(2,267,013)		552,260

STOCKHOLDERS' DEFICIT
Preferred stock, $10 par value,
5,000,000 shares authorized					-
none issued and outstanding;					-
Common stock, no par value, 50,000,000					-
shares authorized, 732,031 shares					-
issued and outstanding	2,625,008	49,450	(2,625,008)	(1)	49,450
			-		-
Additional paid-in capital	2,762,941	-	(2,762,941)	(1)	-
			-		-
Accumulated deficit	(8,152,175)	(76,007)	7,654,962	(1)	(573,220)

Total stockholders' deficit	(2,764,226)	(26,557)			(523,770)
Total liabilities and stockholders' deficit	$ -	$ 28,490	$ -		$ 28,490

(1) Registrant issues 10,000,000 shares of its common stock to acquire 100% of the issued and outstanding shares of American Sports
& Golf Acquisitions Tour, Inc. (US Pro Golf Tour, Inc. "USPGT"). That transaction is recorded as a reverse merger whereby
USPGT is the accounting acquiror for financial accounting purposes and is treated as a recapitalization of USPGT.
Consistent with reverse acquisition accounting: (i) all of USPGT’s assets, liabilities, and accumulated deficit, are reflected at their combined historical cost (as the accounting acquirer) and (ii) the preexisting outstanding shares of Greens (the accounting acquiree) are reflected at their net asset value as if issued on June 30, 2005. The net book value of Greens' at the acquisition date was negative $597,213.
Upon completion of the acquisition, there are 11,732,031 shares of common stock outstanding.

(2) In connection with the merger transaction, the Registrant restructured its $2,617,013 obligation to the then controlling shareholder.
The controlling shareholder settled the obligation by taking as payment, $100,000 cash, a new note payable of $250,000 and 1,000,000 shares of the registrant's common stock. The difference between the carrying value of the obligation and the $350,000 cash and note payable of $2,367,013 is to be recorded as additional capital contribution or the value of the 1,000,000 shares of common stock issued.
The Registrant borrowed the $100,000 utilized for the cash payment on the debt settlement.

Exhibit 9.01(b)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)
For the period ended June 30, 2005

	Historical
				Pro Forma		Pro Forma
	Greens	U.S. Pro Golf
	Worldwide, Inc.	Golf Tour, Inc.		Adjustments		Combined

NET SALES	$ -	$ 760				$ 760

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
General and administrative expenses	19,493	48,215				67,708
Depreciation	-	1,115				1,115
Total selling, general and administrative expenses	19,493	49,330		-		68,823
Operating loss	(19,493)	(48,570)		-		(68,063)

OTHER INCOME (EXPENSE):
Miscellaneous expense	-	-				-
Interest expense	-	-		11,500	(1)	11,500
Total other expense	-	-		11,500		11,500

LOSS BEFORE INCOME TAXES	(19,493)	(48,570)		11,500		(56,563)

INCOME TAX PROVISION	-	-				-

NET INCOME (LOSS)	$ (19,493)	$ (48,570)		$ 11,500		$ (56,563)

BASIC NET LOSS PER COMMON SHARE	$ (0.03)	$ (82.88)	(6)	$ -	(2)	$ (0.005)

DILUTED NET LOSS PER COMMON SHARE	$ (0.03)	$ (82.88)		$ -	(2)	$ (0.005)

WEIGHTED AVERAGE OF COMMON SHARES OUTSTANDING	732,031	586		11,000,000		11,732,031

(1)  The Registrant did not accrue interest on the old VCA note.  The new $250,000 note accrues interest at the prime rate.  The additional debt of $100,000 incurred to pay VCA bears interest at 8%.  The restructuring of the debt occurred concurrently with and as a condition of the business combination.

(2) The net loss per share is adjusted for the 10,000,000 shares of common stock issued as consideration for the acquisition and the 1,000,000 shares issued for the debt restructuring.

Note:  USPGT was formed January 28, 2005.  As USPGT is the historical reporting entity for accounting purposes, these pro forma statements of operations are for the period from date of inception through June 30, 2005.